Financial Instruments - Summary of Categories of Financial Instruments (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Financial assets
Financial assets at FVTPL	$ 5,761	$ 19,067
Amortized cost	32,166	39,983
Financial liabilities
Financial liability at FVTPL	330	511,861
Amortized cost	$ 5,970	$ 7,606